Exhibit 99.1

press release
Paylocity Announces First Quarter Fiscal 2027 Financial Results
•Q1 Fiscal 2027 Recurring & Other Revenue of $424.5 million, up 12.0% year-over-year
•Q1 Fiscal 2027 Total Revenue of $451.7 million, up 10.7% year-over-year
•Completed acquisition of Aidora Inc. in July 2026 to expand AI-powered leave management capabilities
•Repurchased $152.5 million or 1.1 million shares in Q1 Fiscal 2027; $850.2 million or 5.7 million shares repurchased since May 2024
SCHAUMBURG, IL. – November 5, 2026 – Paylocity Holding Corporation (Nasdaq: PCTY), a leading provider of cloud-based HCM, Finance, and IT solutions, today announced financial results for the first quarter of fiscal 2027, which ended September 30, 2026.

“Fiscal 27 is off to a strong start, with first quarter recurring & other revenue growth of 12.0% as we continue to see strong execution by our go-to-market teams, industry leading revenue retention, and product innovation that is bringing to market meaningful new AI-driven experiences and solutions that create differentiation and drive ARPU. Our strong first quarter results and the momentum we are seeing as we head into the heart of selling season are helping to drive a strong increase to our fiscal 27 guidance across both revenue and profitability. Our growth continues to be led by Ignite AI, as we focus on driving innovation and providing the most modern AI-driven platform, including our recently announced Recruiting Optimizer. We also continue to be very pleased with the early positive response to our Elevate Solutions and Paylocity for Retirement, with strong momentum across each of these offerings,” said Toby Williams, President and Chief Executive Officer of Paylocity.
First Quarter Fiscal 2027 Financial Highlights
Revenue:
•Recurring & other revenue was $424.5 million, an increase of 12.0% from the first quarter of fiscal 2026.
•Total revenue was $451.7 million, an increase of 10.7% from the first quarter of fiscal 2026.
Operating Income:
•GAAP operating income was $82.2 million and non-GAAP operating income was $133.9 million in the first quarter of fiscal 2027 compared to GAAP operating income of $74.2 million and non-GAAP operating income of $121.2 million in the first quarter of fiscal 2026.
Net Income:
•GAAP net income was $57.6 million or $1.07 per share in the first quarter of fiscal 2027 based on 53.7 million diluted weighted average common shares outstanding compared to $48.0 million or $0.86 per share in the first quarter of fiscal 2026 based on 55.9 million diluted weighted average common shares outstanding.
Adjusted EBITDA:
•Adjusted EBITDA, a non-GAAP measure, was $159.5 million in the first quarter of fiscal 2027 compared to $146.4 million in the first quarter of fiscal 2026.
•Adjusted EBITDA excluding interest income on funds held for clients, a non-GAAP measure, was $132.3 million in the first quarter of fiscal 2027 as compared to $117.1 million in the first quarter of fiscal 2026.

Balance Sheet and Cash Flow:
•Cash and cash equivalents totaled $194.5 million as of September 30, 2026.
•Long-term debt totaled $131.3 million as of September 30, 2026, representing borrowings under our credit facility.
•Net cash provided by operating activities for the first three months of fiscal 2027 was $79.7 million compared to $86.5 million for the first three months of fiscal 2026. Net cash from operating activities for the trailing twelve months ended September 30, 2026 was $526.5 million or 29.0% of total revenue as compared to $413.2 million or 25.2% of total revenue for the trailing twelve months ended September 30, 2025.
•Free cash flow, a non-GAAP measure, was $416.7 million or 23.0% of total revenue for the trailing twelve months ended September 30, 2026 compared to $336.0 million or 20.5% of total revenue for the trailing twelve months ended September 30, 2025.
A reconciliation of GAAP to non-GAAP financial measures has been provided in this press release in the accompanying tables. Additional information regarding these measures can be found below under the headings “Non-GAAP Financial Measures” and “Definitions of our Non-GAAP Measures.”

Business Outlook
Based on information available as of November 5, 2026, Paylocity is issuing guidance for the second quarter and full fiscal 2027 as indicated below.
Second Quarter Fiscal 2027:
•Recurring and other revenue is expected to be in the range of $423.0 million to $428.0 million, which represents approximately 10% growth over fiscal 2026 second quarter recurring and other revenue.
•Total revenue is expected to be in the range of $452.5 million to $457.5 million, which represents approximately 9% growth over fiscal 2026 second quarter total revenue.
•Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $152.5 million to $156.5 million.
•Adjusted EBITDA excluding interest income on funds held for clients, a non-GAAP measure, is expected to be in the range of $123.0 million to $127.0 million.
Full Fiscal 2027:
•Recurring and other revenue is expected to be in the range of $1.792 billion to $1.807 billion, which represents approximately 9% growth over fiscal 2026 recurring and other revenue.
•Total revenue is expected to be in the range of $1.910 billion to $1.925 billion, which represents approximately 8% growth over fiscal 2026 total revenue.
•Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $711.5 million to $721.5 million.
•Adjusted EBITDA excluding interest income on funds held for clients, a non-GAAP measure, is expected to be in the range of $593.5 million to $603.5 million.
We are unable to reconcile the forward-looking non-GAAP measures set forth above to their directly comparable GAAP financial measures because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.
Conference Call Details

Paylocity will host a conference call to discuss its first quarter fiscal 2027 results at 4:00 p.m. Central Time today (5:00 p.m. Eastern Time). A live audio webcast of the conference call along with detailed financial information can be accessed through https://investors.paylocity.com/events-and-presentations where dial in details are provided. A replay of the call will be available and archived via webcast at https://investors.paylocity.com/.

About Paylocity

Headquartered in Schaumburg, IL, Paylocity (NASDAQ: PCTY) is an award-winning provider of HCM, Finance, and IT software solutions. Paylocity offers one unified, easy-to-use platform that helps businesses across HR, Finance, and IT streamline operations, manage spend and talent, and build culture and connection—with AI embedded directly into everyday workflows to save time, reduce manual effort, and support better decisions. Known for its unique culture and consistently recognized as one of the best places to work, Paylocity accompanies its clients on the journey to create great workplaces and help all employees achieve their best. For more information, visit www.paylocity.com.
Non-GAAP Financial Measures
The company uses certain non-GAAP financial measures when reporting and discussing its financial results, including the financial measures in this release that are designated as being “non-GAAP.” Management presents certain non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance, as they provide investors with the company’s view of its financial performance. Management uses non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance, including comparisons of current results to prior periods’ results by excluding items the company does not believe reflect fundamental business performance and are not representative or indicative of its results of operations. Non-GAAP financial measures have limitations as an analytical tool and other companies may define their non-GAAP financial measures differently than we do. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in the accompanying tables to this release, as well as the definitions of those non-GAAP measures following such tables.
Safe Harbor/Forward Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding Paylocity’s future operations, future financial position and performance, anticipated results of operations, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “seek” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include statements about management's estimates regarding future revenues and financial performance, and other statements about management’s beliefs, intentions or goals and are expressed in good faith and believed to be reasonable at the time such statements are made. Paylocity may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on such statements. These forward-looking statements involve risks and uncertainties, many of which are beyond Paylocity’s control, that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements. Factors that could cause actual results or events to differ materially from what is presented include, but are not limited to, the general economic conditions in regions in which Paylocity does business, changes in interest rates, business disruptions, reductions in employment and increases in business failures that have occurred or may occur in the future; Paylocity’s ability to leverage artificial intelligence and machine learning in its technology, which may be constrained by current and future laws, regulations, interpretive positions or standards governing new and evolving technologies and ethical considerations that could restrict or impose burdensome and costly requirements on its ability to continue to leverage data in innovative ways; Paylocity’s ability to retain existing clients and to attract new clients to enter into subscriptions for its services; the challenges associated with a growing company’s ability to effectively service clients in a dynamic and competitive market; challenges associated with expanding and evolving a sales organization to effectively address new geographies and products and services; challenges related to cybersecurity threats and evolving cybersecurity regulations; Paylocity’s reliance on and ability to expand its referral network of third parties; difficulties associated with accurately forecasting revenue and appropriately planning expenses; challenges with managing growth effectively; risks related to acquisitions and investments in other businesses and technologies; risks related to regulatory, legislative and judicial uncertainty in Paylocity’s markets; Paylocity’s ability to protect and defend its intellectual property and its use of open source software in its products; the risk that Paylocity’s security measures are compromised or a threat actor gains unauthorized access to customer data; unexpected events in the market for Paylocity’s solutions; changes in the competitive environment in Paylocity’s industry and the markets in which it operates; adverse changes in general economic or market conditions; changes in the employment rates of Paylocity’s clients and the resultant impact on revenue; the possibility that Paylocity may be adversely affected by other economic, business, and/or competitive factors; and other risks and potential factors that could affect Paylocity’s business and financial results that are identified in Paylocity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on

August 5, 2026, as well as any revisions or supplements to the information in subsequent reports filed or furnished to the SEC. These forward-looking statements represent Paylocity’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and unless legally required, Paylocity disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

PAYLOCITY HOLDING CORPORATION
Unaudited Consolidated Balance Sheets
(in thousands, except per share data)

	June 30, 2026	September 30, 2026
Assets
Current assets:
Cash and cash equivalents	$271,917	$194,523
Accounts receivable, net	50,093	56,945
Prepaid expenses and other	57,582	72,721
Total current assets before funds held for clients	379,592	324,189
Funds held for clients	3,210,504	2,888,615
Total current assets	3,590,096	3,212,804
Capitalized internal-use software, net	143,594	149,942
Property and equipment, net	71,403	70,326
Operating lease right-of-use assets	33,137	34,772
Intangible assets, net	86,140	83,425
Goodwill	378,964	386,507
Deferred contract costs	559,186	578,697
Long‑term prepaid expenses and other	10,363	17,292
Deferred income tax assets	11,475	11,870
Total assets	$4,884,358	$4,545,635

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$10,944	$8,713
Accrued expenses	200,279	187,467
Total current liabilities before client fund obligations	211,223	196,180
Client fund obligations	3,209,015	2,899,337
Total current liabilities	3,420,238	3,095,517
Long-term debt	81,250	131,250
Long-term operating lease liabilities	42,200	45,724
Other long-term liabilities	12,930	17,466
Deferred income tax liabilities	106,323	106,094
Total liabilities	$3,662,941	$3,396,051
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 authorized, no shares issued and outstanding at June 30, 2026 and September 30, 2026	$—	$—
Common stock, $0.001 par value, 155,000 shares authorized at June 30, 2026 and September 30, 2026; 53,271 shares issued and outstanding at June 30, 2026 and 52,307 shares issued and outstanding at September 30, 2026	53	52
Additional paid-in capital	52,271	—
Retained earnings	1,170,324	1,160,234
Accumulated other comprehensive loss	(1,231)	(10,702)
Total stockholders' equity	$1,221,417	$1,149,584
Total liabilities and stockholders’ equity	$4,884,358	$4,545,635

PAYLOCITY HOLDING CORPORATION
Unaudited Consolidated Statements of Operations and Comprehensive Income
(in thousands, except per share data)

	Three Months Ended September 30,
	2025	2026
Revenues:
Recurring and other revenue	$378,858	$424,470
Interest income on funds held for clients	29,314	27,199
Total revenues	408,172	451,669
Cost of revenues	128,380	147,568
Gross profit	279,792	304,101
Operating expenses:
Sales and marketing	96,368	101,132
Research and development	55,607	59,036
General and administrative	53,606	61,727
Total operating expenses	205,581	221,895
Operating income	74,211	82,206
Other income	702	378
Income before income taxes	74,913	82,584
Income tax expense	26,922	24,942
Net income	$47,991	$57,642
Other comprehensive income (loss), net of tax	679	(9,471)
Comprehensive income	$48,670	$48,171

Net income per share:
Basic	$0.87	$1.09
Diluted	$0.86	$1.07

Weighted-average shares used in computing net income per share:
Basic	55,013	53,027
Diluted	55,859	53,721
Stock-based compensation expense and employer payroll taxes related to stock releases for each of the three months ended September 30 are included in the above line items:

	Three Months Ended September 30,
	2025	2026
Cost of revenues	$4,547	$5,203
Sales and marketing	9,196	9,407
Research and development	9,887	9,728
General and administrative	16,294	20,333
Total stock-based compensation expense and employer payroll taxes related to stock releases	$39,924	$44,671

PAYLOCITY HOLDING CORPORATION
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended September 30,
	2025	2026
Cash flows from operating activities:
Net income	$47,991	$57,642
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	37,846	43,254
Depreciation and amortization expense	27,453	29,904
Deferred income tax expense	22,101	2,655
Provision for credit losses	332	401
Net accretion of discounts on available-for-sale securities	(405)	(339)
Other	355	372
Changes in operating assets and liabilities:
Accounts receivable	(73)	(4,840)
Deferred contract costs	(10,424)	(19,238)
Prepaid expenses and other	(9,833)	(16,197)
Accounts payable	(10,530)	(2,498)
Accrued expenses and other	(18,357)	(11,426)
Net cash provided by operating activities	86,456	79,690
Cash flows from investing activities:
Purchases of available-for-sale securities	(30,456)	—
Proceeds from sales and maturities of available-for-sale securities	32,358	5,919
Capitalized internal-use software costs	(15,460)	(20,450)
Purchases of property and equipment	(3,797)	(3,105)
Acquisitions of businesses, net of cash acquired	—	(10,623)
Other investing activities	(338)	(2,325)
Net cash used in investing activities	(17,693)	(30,584)
Cash flows from financing activities:
Net change in client fund obligations	70,293	(309,678)
Borrowings under credit facility	—	50,000
Repayment of credit facility	(81,250)	—
Repurchases of common shares	(200,000)	(152,495)
Taxes paid related to net share settlement of equity awards	(18,723)	(13,612)
Other financing activities	(12)	(4,412)
Net cash used in financing activities	(229,692)	(430,197)
Net change in cash, cash equivalents and funds held for clients' cash and cash equivalents	(160,929)	(381,091)
Cash, cash equivalents and funds held for clients' cash and cash equivalents—beginning of period	2,482,526	2,869,966
Cash, cash equivalents and funds held for clients' cash and cash equivalents—end of period	$2,321,597	$2,488,875
Supplemental Disclosure of Non-Cash Investing and Financing Activities
Purchases of property and equipment and capitalized internal-use software, accrued but not paid	$278	$701
Liabilities assumed for acquisitions	$—	$290
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$2,325	$1,085
Reconciliation of cash, cash equivalents and funds held for clients' cash and cash equivalents to the Consolidated Balance Sheets
Cash and cash equivalents	$165,192	$194,523
Funds held for clients' cash and cash equivalents	2,156,405	2,294,352
Total cash, cash equivalents and funds held for clients' cash and cash equivalents	$2,321,597	$2,488,875

Paylocity Holding Corporation
Reconciliation of GAAP to non-GAAP Financial Measures
(In thousands except per share data)

	Three Months Ended September 30,
	2025	2026
Reconciliation from Gross profit to Adjusted gross profit:
Gross profit	$279,792	$304,101
Amortization of capitalized internal-use software costs	17,250	18,570
Amortization of certain acquired intangibles	4,601	5,170
Stock-based compensation expense and employer payroll taxes related to stock releases	4,547	5,203
Other items (1)	475	155
Adjusted gross profit	$306,665	$333,199

	Three Months Ended September 30,
	2025	2026
Reconciliation from Operating income to Non-GAAP Operating income:
Operating income	$74,211	$82,206
Stock-based compensation expense and employer payroll taxes related to stock releases	39,924	44,671
Amortization of acquired intangibles	5,261	5,915
Other items (1)	1,764	1,101
Non-GAAP Operating income	$121,160	$133,893

	Three Months Ended September 30,
	2025	2026
Reconciliation from Net income to Non-GAAP Net income:
Net income	$47,991	$57,642
Stock-based compensation expense and employer payroll taxes related to stock releases	39,924	44,671
Amortization of acquired intangibles	5,261	5,915
Other items (1)	1,764	1,101
Income tax effect on adjustments (2)	2,720	2,847
Non-GAAP Net income	$97,660	$112,176

	Three Months Ended September 30,
	2025	2026
Calculation of Non-GAAP Net income per share:
Non-GAAP Net income	$97,660	$112,176
Diluted weighted-average number of common shares	55,859	53,721
Non-GAAP Net income per share	$1.75	$2.09

	Three Months Ended September 30,
	2025	2026
Reconciliation from Net income to Adjusted EBITDA and Adjusted EBITDA excluding interest income on funds held for clients
Net income	$47,991	$57,642
Interest expense	2,355	1,242
Income tax expense	26,922	24,942
Depreciation and amortization expense	27,453	29,904
EBITDA	104,721	113,730
Stock-based compensation expense and employer payroll taxes related to stock releases	39,924	44,671
Other items (1)	1,764	1,101
Adjusted EBITDA	$146,409	$159,502
Interest income on funds held for clients	(29,314)	(27,199)
Adjusted EBITDA excluding interest income on funds held for clients	$117,095	$132,303

	Three Months Ended September 30,
	2025	2026
Reconciliation of Non-GAAP sales and marketing:
Sales and marketing	$96,368	$101,132
Less: Stock-based compensation expense and employer payroll taxes related to stock releases	9,196	9,407
Less: Other items (1)	116	38
Non-GAAP sales and marketing	$87,056	$91,687

	Three Months Ended September 30,
	2025	2026
Reconciliation of Non-GAAP total research and development:
Research and development	$55,607	$59,036
Add: Capitalized internal-use software costs	15,460	20,450
Less: Stock-based compensation expense and employer payroll taxes related to stock releases	9,887	9,728
Less: Other items (1)	586	335
Non-GAAP total research and development	$60,594	$69,423

	Three Months Ended September 30,
	2025	2026
Reconciliation of Non-GAAP general and administrative:
General and administrative	$53,606	$61,727
Less: Stock-based compensation expense and employer payroll taxes related to stock releases	16,294	20,333
Less: Amortization of certain acquired intangibles	660	745
Less: Other items (1)	587	573
Non-GAAP general and administrative	$36,065	$40,076

	Three Months Ended September 30,		Trailing Twelve Months Ended September 30,
	2025	2026	2025	2026
Reconciliation of Free cash flow, Free cash flow excluding interest income on funds held for clients and Adjusted free cash flow excluding interest income on funds held for clients:
Net cash provided by operating activities	$86,456	$79,690	$413,227	$526,486
Capitalized internal-use software costs	(15,460)	(20,450)	(62,652)	(74,292)
Purchases of property and equipment	(3,797)	(3,105)	(14,542)	(35,460)
Free cash flow	$67,199	$56,135	$336,033	$416,734
Less: Interest income on funds held for clients	(29,314)	(27,199)	(122,883)	(117,849)
Free cash flow excluding interest income on funds held for clients	$37,885	$28,936	$213,150	$298,885
Cash paid for other items (3)	1,381	1,208
Adjusted free cash flow excluding interest income on funds held for clients	$39,266	$30,144

(1) Represents acquisition and transaction-related costs and severance costs related to certain roles that have been eliminated. We exclude one-off severance costs that we incur as part of the normal course of our business operations.
(2) Includes the income tax effect on non-GAAP net income adjustments related to stock-based compensation expense and employer payroll taxes related to stock releases, amortization of acquired intangibles and other items, which include acquisition and transaction-related costs and severance costs related to certain roles that have been eliminated. We exclude one-off severance costs that we incur as part of the normal course of our business operations.
(3) Represents cash paid for acquisition and transaction-related costs and severance costs related to certain roles that have been eliminated.

Definitions of our Non-GAAP Measures
Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA Excluding Interest Income on Funds Held for Clients, and Adjusted EBITDA Excluding Interest Income on Funds Held for Clients Margin
Adjusted EBITDA is calculated as net income before interest expense, income tax expense, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and other items as described above in this release. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenues.
Adjusted EBITDA excluding interest income on funds held for clients is calculated in the same manner as Adjusted EBITDA and is further adjusted to eliminate interest income on funds held for clients. Adjusted EBITDA excluding interest income on funds held for clients margin is Adjusted EBITDA excluding interest income on funds held for clients divided by recurring and other revenue.
Adjusted Gross Profit and Adjusted Gross Profit Margin
Adjusted gross profit is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases, the amortization of capitalized internal-use software costs and certain acquired intangibles and other items as described above in this release.
Adjusted gross profit margin is calculated as adjusted gross profit as described in the preceding sentence divided by total revenues.
Non-GAAP Operating Income, Non-GAAP Net Income, and Non-GAAP Income Per Share
Non-GAAP operating income is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases, the amortization of acquired intangibles and other items as described above in this release.
Non-GAAP net income and non-GAAP net income per share are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases, the amortization of acquired intangibles and other items as described above in this release, including the income tax effect on these items.
Non-GAAP Sales and Marketing Expense, Non-GAAP Sales and Marketing Expense Margin, Non-GAAP Total Research and Development, Non-GAAP Total Research and Development Margin, Non-GAAP General and Administrative Expense, and Non-GAAP General and Administrative Expense Margin
Non-GAAP sales and marketing expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and other items as described above in this release. Non-GAAP sales and marketing margin is calculated by dividing non-GAAP sales and marketing by total revenues.
Non-GAAP total research and development is adjusted for capitalized internal-use software costs paid and to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and other items as described above in this release. Non-GAAP total research and development margin is calculated by dividing non-GAAP total research and development by total revenues.
Non-GAAP general and administrative expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases, the amortization of certain acquired intangibles and other items as described above in this release. Non-GAAP general and administrative margin is calculated by dividing non-GAAP general and administrative expense by total revenues.
Free Cash Flow, Free Cash Flow Margin, Free Cash Flow Excluding Interest on Funds Held for Clients, Free Cash Flow Excluding Interest on Funds Held for Clients Margin, Adjusted Free Cash Flow Excluding Interest Income on Funds Held for Clients and Adjusted Free Cash Flow Excluding Interest Income on Funds Held for Clients Margin
Free cash flow is defined as net cash provided by operating activities less capitalized internal-use software costs and purchases of property and equipment. Free cash flow margin is calculated by dividing free cash flow by total revenues.

Free cash flow excluding interest income on funds held for clients is defined in the same manner as free cash flow but also excludes interest income on funds held for clients. Free cash flow margin excluding interest income on funds held for clients is calculated by dividing free cash flow excluding interest income on funds held for clients by recurring and other revenue.
Adjusted free cash flow excluding interest income on funds held for clients is defined in the same manner as free cash flow excluding interest income on funds held for clients plus cash paid for other items as described above in this release. Adjusted free cash flow margin excluding interest income on funds held for clients is calculated by dividing adjusted free cash flow excluding interest income on funds held for clients by recurring and other revenue.